CSFB0404 - Price/Yield - VI-M-2

Balance	$4,800,000.00	Delay	0	Index	See Below*	WAC(6)	6	WAM(6)	358
Coupon	2.5000	Dated	4/29/04	Mult / Margin	1 / 1.40	NET(6)	6	WALA(6)	2
Settle	4/30/04	First Payment	5/25/04	Cap / Floor	11.00 / 0

* PAYS 1 MONTH LIBOR PLUS [1.40%] THROUGH TO 10% CALL, THEN MARGIN SETPS UP BY 50BPS.
RUN TO 10% CALL					(CALC. AS OF CUT-OFF DATE COLLATERAL INFORMATION)

Price	15 CPR - Call (Y)	20 CPR - Call (Y)	22 CPR - Call (Y)	25 CPR - Call (Y)	27 CPR - Call (Y)	30 CPR - Call (Y)	35 CPR - Call (Y)	40 CPR - Call (Y)	45 CPR - Call (Y)	50 CPR - Call (Y)

99-28	141.7	142.2	142.6	142.9	143.1	143.2	143.4	143.7	143.9	143.9
99-28+	141.5	141.9	142.3	142.6	142.7	142.8	143.0	143.2	143.4	143.4
99-29	141.3	141.6	142.0	142.2	142.3	142.4	142.6	142.8	142.9	142.9
99-29+	141.1	141.4	141.7	141.8	141.9	142.0	142.1	142.3	142.4	142.5
99-30	140.8	141.1	141.3	141.5	141.5	141.6	141.7	141.8	141.9	142.0
99-30+	140.6	140.8	141.0	141.1	141.2	141.2	141.3	141.4	141.5	141.5
99-31	140.4	140.5	140.7	140.7	140.8	140.8	140.9	140.9	141.0	141.0
99-31+	140.2	140.3	140.3	140.4	140.4	140.4	140.4	140.5	140.5	140.5
100-00	140.0	140.0	140.0	140.0	140.0	140.0	140.0	140.0	140.0	140.0
100-00+	139.8	139.7	139.7	139.6	139.6	139.6	139.6	139.5	139.5	139.5
100-01	139.6	139.5	139.3	139.3	139.2	139.2	139.1	139.1	139.0	139.0
100-01+	139.4	139.2	139.0	138.9	138.8	138.8	138.7	138.6	138.5	138.5
100-02	139.2	138.9	138.7	138.5	138.5	138.4	138.3	138.2	138.1	138.0
100-02+	138.9	138.6	138.3	138.2	138.1	138.0	137.9	137.7	137.6	137.5
100-03	138.7	138.4	138.0	137.8	137.7	137.6	137.4	137.2	137.1	137.1
100-03+	138.5	138.1	137.7	137.5	137.3	137.2	137.0	136.8	136.6	136.6
100-04	138.3	137.8	137.4	137.1	136.9	136.8	136.6	136.3	136.1	136.1

Spread @ Center Price	140	140	140	140	140	140	140	140	140	140
WAL	8.2	6.22	4.99	4.5	4.25	4.04	3.79	3.49	3.33	3.27
Principal Window	May08 - Oct16	May07 - Nov13	May07 - Nov11	May07 - Jan11	May07 - Jul10	May07 - Feb10	May07 - Jul09	Jun07 - Sep08	Jun07 - Feb08	Jun07 - Aug07
Principal # Months	102	79	55	45	39	34	27	16	9	3

LIBOR_1MO	1.100	1.100	1.100	1.100	1.100	1.100	1.100	1.100	1.100	1.100
LIBOR_6MO	1.230	1.230	1.230	1.230	1.230	1.230	1.230	1.230	1.230	1.230
LIBOR_1YR	1.520	1.520	1.520	1.520	1.520	1.520	1.520	1.520	1.520	1.520
CMT_1YR	1.323	1.323	1.323	1.323	1.323	1.323	1.323	1.323	1.323	1.323

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
						SALE! - SIZES SUBJECT TO 5.00% VARIANCE.

CSFB0404 - Price/Yield - VI-M-3

Balance	$4,000,000.00	Delay	0	Index	See Below*	WAC(6)	6	WAM(6)	358
Coupon	2.9000	Dated	4/29/04	Mult / Margin	1 / 1.80	NET(6)	6	WALA(6)	2
Settle	4/30/04	First Payment	5/25/04	Cap / Floor	11.00 / 0

* PAYS 1 MONTH LIBOR PLUS [1.80%] THROUGH TO 10% CALL, THEN MARGIN SETPS UP BY 50BPS.
RUN TO 10% CALL					(CALC. AS OF CUT-OFF DATE COLLATERAL INFORMATION)

Price	15 CPR - Call (Y)	20 CPR - Call (Y)	22 CPR - Call (Y)	25 CPR - Call (Y)	27 CPR - Call (Y)	30 CPR - Call (Y)	35 CPR - Call (Y)	40 CPR - Call (Y)	45 CPR - Call (Y)	50 CPR - Call (Y)

99-28	182.0	182.6	183.2	183.5	183.6	183.8	184.0	184.1	184.2	184.2
99-28+	181.8	182.3	182.8	183.0	183.2	183.3	183.5	183.6	183.6	183.6
99-29	181.5	182.0	182.4	182.6	182.7	182.8	183.0	183.1	183.1	183.1
99-29+	181.3	181.6	182.0	182.2	182.3	182.4	182.5	182.6	182.6	182.6
99-30	181.0	181.3	181.6	181.7	181.8	181.9	182.0	182.1	182.1	182.1
99-30+	180.8	181.0	181.2	181.3	181.4	181.4	181.5	181.5	181.6	181.6
99-31	180.5	180.7	180.8	180.9	180.9	180.9	181.0	181.0	181.0	181.0
99-31+	180.3	180.3	180.4	180.4	180.5	180.5	180.5	180.5	180.5	180.5
100-00	180.0	180.0	180.0	180.0	180.0	180.0	180.0	180.0	180.0	180.0
100-00+	179.7	179.7	179.6	179.6	179.5	179.5	179.5	179.5	179.5	179.5
100-01	179.5	179.3	179.2	179.1	179.1	179.1	179.0	179.0	179.0	179.0
100-01+	179.2	179.0	178.8	178.7	178.6	178.6	178.5	178.5	178.4	178.4
100-02	179.0	178.7	178.4	178.3	178.2	178.1	178.0	177.9	177.9	177.9
100-02+	178.7	178.4	178.0	177.8	177.7	177.6	177.5	177.4	177.4	177.4
100-03	178.5	178.0	177.6	177.4	177.3	177.2	177.0	176.9	176.9	176.9
100-03+	178.2	177.7	177.2	177.0	176.8	176.7	176.5	176.4	176.4	176.4
100-04	178.0	177.4	176.8	176.5	176.4	176.2	176.0	175.9	175.8	175.8

Spread @ Center Price	180	180	180	180	180	180	180	180	180	180
WAL	6.73	5.08	4.11	3.75	3.57	3.43	3.27	3.14	3.10	3.11
Principal Window	May08 - Jan15	May07 - Jun12	May07 - Oct10	May07 - Jan10	May07 - Aug09	May07 - Mar09	May07 - Sep08	May07 - Jan08	May07 - Jul07	May07 - Jun07
Principal # Months	81	62	42	33	28	23	17	9	3	2

LIBOR_1MO	1.100	1.100	1.100	1.100	1.100	1.100	1.100	1.100	1.100	1.100
LIBOR_6MO	1.230	1.230	1.230	1.230	1.230	1.230	1.230	1.230	1.230	1.230
LIBOR_1YR	1.520	1.520	1.520	1.520	1.520	1.520	1.520	1.520	1.520	1.520
CMT_1YR	1.323	1.323	1.323	1.323	1.323	1.323	1.323	1.323	1.323	1.323

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
						SALE! - SIZES SUBJECT TO 5.00% VARIANCE.